CONFIDENTIAL TREATMENT REQUESTED BY NINETOWNS DIGITAL WORLD TRADE HOLDINGS LIMITED. THIS EXHIBIT HAS BEEN REDACTED. REDACTED MATERIAL IS MARKED WITH "*" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                                                    Exhibit 4.41





                          SOFTWARE DEVELOPMENT CONTRACT



CONTRACT NO.:


PROJECT NAME:  EXPORT ELECTRONIC MONITORING PROJECT (PHASE 1)



PARTY A:       BEIJING REGARD TECHNOLOGY CO., LTD.



PARTY B:       BEIJING NINETOWNS PORTS SOFTWARE AND TECHNOLOGY CO., LTD.



SIGNING LOCATION:  BEIJING MUNICIPALITY



SIGNING DATE:      MARCH 31, 2005

                                TABLE OF CONTENTS

Section 1   Definitions........................................................3

Section 2   Project Contents and Requirements..................................4

Section 3   Contents of Construction Project...................................5

Section 4   System Design Proposal.............................................5

Section 5   Training...........................................................6

Section 6   Documentation......................................................6

Section 7   System Acceptance Inspection.......................................6

Section 8   Contract Amount and Payment Method.................................7

Section 9   Quality Assurance..................................................8

Section 10  Service and Maintenance............................................8

Section 11  Construction Period and Construction Project Progress..............9

Section 12  Force Majeure......................................................9

Section 13  Breach of Contract................................................10

Section 14  Confidentiality...................................................11

Section 15  Patents and Intellectual Property Rights..........................11

Section 16  Software Copyrights and Licenses..................................12

Section 17  Dispute Resolution Method.........................................12

Section 18  Contract Modification.............................................13

Section 19  Contract Validity, Cancellation and Termination...................13

Section 20  Miscellaneous.....................................................14

Section 21  Signing...........................................................15


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                          SECTION 1  DEFINITIONS

         Beijing Regard Technology Co., Ltd. (hereinafter referred to as "Regard") hereby authorizes Beijing Ninetowns Ports Software and Technology Co., Ltd. (hereinafter referred to as "Ninetowns") to undertake the technology development and implementation for the "Export Electronic Monitoring Project (Phase 1)". Based on Party A's requirements, Party B will be responsible for the system proposal design, code compilation, software testing and technical support, and it will provide Party A with the related services that are agreed upon in this contract. In accordance with the relevant provisions of the "Contract Law of the People's Republic of China" and applicable regulations, and in order to specify the rights, obligations, and economic responsibilities of both parties, both parties have agreed through consultation to sign this contract. The contract terms are specified below:

The terms listed below should have the following meanings in this contract:

1.1 "Party A" refers to "Beijing Regard Technology Co., Ltd.," the client requesting the technical development of the "Export Electronic Monitoring" system.

1.2 "Party B" refers to "Beijing Ninetowns Ports Software and Technology Co., Ltd.," the development firm for this "Export Electronic Monitoring" system.

1.3      "One contracting party" refers to either Party A or Party B.

1.4      "Both contracting parties" refers to Party A and Party B.

1.5 "The contract" refers to this contract, and to all of its inseparable attachments that make up the contract.

1.6 "The system" refers to the set of applications consisting of the design proposal, design software, and related hardware and software equipment to be provided in accordance with the requirements contents that are set forth in the "Manual regarding the monitoring requirements and regulations for inspection of export electronic in PRC" on the "Export Electronic Monitoring" system.

1.7 "Third party software" refers to software outsourced from third party such as operating systems and databases that are attached to the hardware equipment or that are essential to the proper operation of the whole system.

1.8 "Application software" refers to application programs that are the development responsibility of Party B and that will ultimately be turned over to Party A to meet Party A's requirements.

1.9 "Technical documentation" refers to all technical parameters, drawings, designs, manuals, and other proprietary information that are specified in the contract and


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         to related documents on the calculation, operation, maintenance, and testing of the system.

1.10 "Technical services" refers to services that are provided in accordance with the contractual provisions, such as system design, installation supervision, installation, testing, debugging, inspection, system operation, maintenance, support, and others.

1.11 "Software upgrades" refer to program modifications and corrections that are performed by Party B, including code changes and alterations of end-user documentation that do not materially change program indices or involve version upgrades.

1.12 "Version upgrades" refer to major improvements of application programs which are certified by Party B to be new versions. Such improvements expand, alter, and enhance programs by increasing functions and performance while retaining the design purposes of the original programs.

1.13 "The construction site" refers to the system's specific installation and debugging location as designated by Party A.

1.14 "Training" refers to the installation, debugging, startup, and operating maintenance principles and the actual operation of the system that are taught to Party A by Party B, as well as to other related knowledge.

1.15 "The final test" refers to the last test before the system goes into regular operation. The test contents include all of the system's hardware, the operating stability of the third party software, the application software and the operating stability of the specially developed software. They also include completeness of documentation and training progress. After the system passes the final test, it goes into regular operation.


                   SECTION 2  PROJECT CONTENTS AND REQUIREMENTS

2.1 Party A intends to invest and develop the "Export Electronic Monitoring Project".

2.2 Based on Party A's requirements, Party B will perform such work as writing the requirements analysis report, design the system proposal, compiling code, testing software and providing technical support.

2.3      The project comprises the following:

         o        demand analysis;
         o        software design;
         o development of the functions of the system, including managing (monitoring project and regulation) sub-system, enterprise and product management sub-


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                  system, monitoring and management sub-system, inspection and management sub-system, approving as "passed" and assessment sub-system, enterprise figure exchange sub-system, basic figure sub-system, system protection sub-system etc, in accordance with law;
         o        system testing;
         o        system protection;
         o        training.


                   SECTION 3  CONTENTS OF CONSTRUCTION PROJECT

3.1 The construction project contents that are referred to in this contract should include but are not limited to the ones listed below:

         o        system demand analysis
         o        system design proposal
         o design and development of the procedures of applicable software
         o        testing
         o        training of Party A's staff
         o        provision of technical documentation
         o        service and maintenance


                        SECTION 4  SYSTEM DESIGN PROPOSAL

4.1 Party B promises to draw up a design proposal that meets the project development requirements based on Party A's needs. After obtaining Party A's consent, this design proposal will be regarded as the basis for the development of the said project.

4.2 After the project design proposal is approved by Party A, Party B is not entitled to unilaterally revise this proposal. If this proposal needs to be revised upon Party B's initiative, Party A's consent must be obtained. Moreover, the new design proposal will be valid only after the revised design proposal is presented to Party A.

4.3 If this proposal needs to be revised upon Party A's initiative, Party A should notify Party B in writing, and Party B should draw up a new design proposal as soon as possible based on Party A's needs and submit it for Party A's consent. If Party B devotes more than eight hours of staff work because the revision scope is too large, both parties should determine through consultation the additional costs that Party A is required to pay.


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                               SECTION 5  TRAINING

5.1 Party B promises to draw up a training program based on the project requirements. After obtaining Party A's consent, such trading program will be regarded as the basis for the training.

5.2 Party B promises to provide technical training to Party A's technicians, and the time schedule for training will be jointly agreed upon by both parties.


                             SECTION 6  DOCUMENTATION

6.1 Party B promises to provide all related documentation (for details, see the "Provided Documentation List") during the system development process until the acceptance inspection work is completed and pass the acceptance inspection.

6.2 Party B promises to cooperate with Party A at the time of system modifications or updates and upgrades, and to promptly provide updated or corresponding documentation.


                     SECTION 7  SYSTEM ACCEPTANCE INSPECTION

7.1      Acceptance Inspection Criteria

         7.1.1 Party B promises to be responsible for drawing up the technical specifications, criteria, and progress plans for the final test of the system. In order to ensure that the said project is completed in accordance with the predetermined schedule and quality, Party A is entitled to conduct regular phased inspections and acceptance inspections of the project, and the acceptance inspection criteria will be in the "Manual regarding the monitoring requirements and regulations for inspection of export electronic in PRC" that is jointly signed by both parties. In the inspection process, if Party A discovers inappropriate issues in the original requirements, after obtaining the consent of Party B, it may suitably revise the requirements; if the revision of the requirements is too large and increases Party B's development difficulties, Party B is entitled to claim for increased expenses.

         7.1.2 Party B consents to the organization by Party A of the relevant team of experts to conduct the final test of the system, and it promises to send a representative to cooperate with Party A in the completion of the project acceptance inspection work. For the system's final test criteria, see the "System Acceptance Inspection Proposal".


                                       6
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         7.1.3    Party A agrees to sign the initial test and final test reports with Party B after the work is completed and the system has passed the final test.

7.2      The Final Test of the System

         7.2.1 If, after the installation and debugging of the application software is completed and the system enters the test operation stage, the system operates smoothly for 15 consecutive days, the application software programs are stable, the documentation is complete, and appropriate progress has been made in training, then the system is ready for the final test. After the end of its test operation stage, the system can undergo its final test, and Party B will present a written final test request.

         7.2.2 Party A must organize the final test of the system within one week after receipt of Party B's final test request.

         7.2.3 Before the final test, Party B should provide all of the construction project documentation and the installation test report, and it should also provide the final test documentation. The final test may proceed after Party A's consent is obtained.

         7.2.4 The final test of the system should be carried out with the participation of Party A's technicians and in accordance with the provisions of the "System Final Test Report", and Party B's technicians will conduct the specific test work. The test results should be recorded in detail, and the participating staff of both parties should sign and certify each item. The entire test results must be signed by the representatives of both parties.

         7.2.5 After the system passes the final test, the "System Final Test Report" should be signed by the representatives of both parties within two days after the completion of the test.

7.3      The System's Official Operations Warranty Period

         7.3.1 Starting on the day that the final test is passed, the system automatically enters the official operations warranty period, which lasts for one year.

         7.3.2 During the warranty operations period, if upon Party A's request, Party B's technicians should provide full onsite technical support.


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                  SECTION 8  CONTRACT AMOUNT AND PAYMENT METHOD

8.1      Contract Amount

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AND CONFIDENTIAL TERMS HAVE BEEN
OMITTED

         Total contract price:
                  RMB in words: ***********;
                      in figures: ****************

8.2      Payment Method

         8.2.1 After completing the inspection of "Export Electronic Monitoring Project (Phase 1)", Party A will pay to Party B ********** of the total contract amount:

                  RMB in words: ******************************;
                      in figures: ****************
                                                       -
         8.2.2 During the two-month test period, if the system experiences no major quality problems or technical problems, Party A will pay to Party B all the remaining balance:

                  RMB in words: ******************************;
                      in figures: ****************


                          SECTION 9  QUALITY ASSURANCE

9.1 Party B is responsible for providing Party A with technical training and technical advisory services in order to ensure that the system can operate in accordance with the stipulated criteria under the conditions of correct configuration, a good environment, and proper maintenance.

9.2 In the course of the project, Party A should provide Party B with the necessary operations advice and coordinate with Party A's relevant departments so that they provide necessary support to Party B. When necessary, Party A should convene the relevant departments to hold an operation coordination conference, in order to ensure Party B's development progress and development quality.


                       SECTION 10  SERVICE AND MAINTENANCE

10.1 Party B promises to draw up a service and maintenance program before the signing of the contract. After it is approved by Party A, it will be regarded as the basis for the services and maintenance work.


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10.2     During the project implementation process and after the system goes into operation, Party B promises to provide Party A with the relevant services and maintenance in accordance with the service and maintenance program.

10.3 After the service and maintenance program is approved by Party A and certified by both parties, neither party is entitled to revise it unilaterally (if the maintenance contents need to be revised due to technical needs, both parties should consult each other and approve the revisions before the maintenance contents may be revised).

10.4 If the service and maintenance work contents need to be revised due to Party A's operational needs, Party A should notify Party B in writing. Party B should consult with Party A immediately, draw up a new service and maintenance program, and submit it for approval to Party A.

10.5 In order to ensure that the said system operates smoothly and safely after the project development is complete, Party B promises to provide three years of maintenance service for the project. The response time for a software maintenance problem is 12 hours, and the response time for a database maintenance problem is two hours.

10.6 Party B will provide one year of maintenance service for the project covered by this contract free of charge, and the maintenance period starts after the acceptance inspection of the system; it provides three years of preferential technical upgrading serving for the provided software products; and it provides free capacity expansion and upgrading upon Party A's request.

10.7 After the warranty period, Party B promises to continue to provide Party A with technical support, and Party A is responsible for paying Party B for the costs and expenses that are actually incurred.


        SECTION 11  CONSTRUCTION PERIOD AND CONSTRUCTION PROJECT PROGRESS

11.1 The construction period and progress of this project are planned according to Party A's requirement, and then negotiated and confirmed by both parties.


                            SECTION 12  FORCE MAJEURE

12.1 Force majeure refers to events such as wars, fires, typhoons, floods, earthquakes, or other events that are regarded by both parties to be force majeure factors. The confirmation of a force majeure event must be based on legally valid supporting documents that are provided by an authoritative body that is jointly recognized by both parties.


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12.2     If either party is forced to suspend or postpone the contract performance due to force majeure event, the contract performance will be correspondingly delayed, and the postponement period will equal to the time when the force majeure is in effect.

12.3 The affected party should notify the other party in writing of the occurrence of a force majeure event as soon as possible.

12.4 After a force majeure event ends or is eliminated, the affected party should notify the other party in writing as soon as possible that the force majeure event is ended or eliminated.

12.5 If the force majeure event exceeds two months, either party should contact the other party to resolve the matter of the contract performance. If the force majeure event exceeds three consecutive months, either party is entitled to terminate all or part of the contract, and Party B must return to Party A the amount related to the non-performance of the contract.


                          SECTION 13  BREACH OF CONTRACT

13.1 If, because of Party B, the system cannot be turned over on schedule as provided in the contract, Party B will be responsible for paying a fine. Starting on the scheduled date of delivery of the system, Party B will pay a fine of 0.5 percent of the contract price of the delayed goods for every week of late delivery. Less than one week will be counted as one week, but the total fine may not exceed 20 percent of the value of the system that is delivered late.

13.2 If, because of Party A, there is an overdue payment, Party A should pay a breach penalty to Party B. After two weeks past the deadline provided in the payment terms of this contract, Party A should pay a late penalty of 0.5 percent of the overdue amount for every week of late payment. Less than one week is counted as one week, but the total penalty may not exceed 20 percent of the amount of the late payment.

13.3 After the signing of this contract, if the contract performance is terminated because of Party B, Party B will pay Party A a breach penalty of 5 percent of the contract amount.

13.4 After the signing of the contract, if the contract performance is terminated because of Party A, Party A will pay Party B a breach penalty of 5 percent of the contract amount.


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13.5     Excluding force majeure events, if the construction period is delayed due to what both parties jointly hold to be Party A's fault (such as the failure to promptly provide the test environment), Party B assumes no liability.

13.6 Excluding force majeure events, if, due to what both parties jointly hold to be Party A's fault, a system malfunction occurs and causes a production loss, Party B assumes no liability.


                           SECTION 14  CONFIDENTIALITY

14.1 Both parties have unanimously agreed through consultation that, while the contract is in effect and after the contract is terminated, either party will keep in strict confidentiality the secret information about affairs, businesses, or operating methods that it holds pertaining to the other party and the technical documentation that is provided by Party B. Both parties will sign a confidentiality agreement. Except with the authorization of the other party or due to the need for related parties to conduct operations, neither party may disclose any confidential information at any time to any person. Both parties further agree not to turn over any confidential information to any person, unless with the written consent of the other party or due to a reasonable need of one party to fulfill its obligations. Both parties agree not to copy or transcribe confidential information.

14.2     This clause does not apply to the contents listed below:

         (1) Contents that are, when provided, already in the public domain or in the category of common knowledge;

         (2) Contents that are in the public domain through publications or other reasons (excluding unauthorized actions or negligence), and that have become common knowledge;

         (3) Contents provided by any third party without restrictions, for which contents the said third party has no express or implicit confidentiality obligations;

         (4) Contents that are required by law to be disclosed to any institution or organization.

14.3 The software that is provided by Party B is not involved in any copyright disputes. If the use of software that is provided by Party B results in a copyright dispute, Party B will assume responsibility for all consequential losses to Party A.


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               SECTION 15  PATENTS AND INTELLECTUAL PROPERTY RIGHTS

15.1 Both contracting parties should protect patents that appear in the contract.

15.2 Party B guarantees that neither the equipment nor any part of it that Party A uses in the contract is subject to claims or legal proceedings filed by a third party concerning infringements of its patents, trademarks, industrial designs, or other protected rights.

15.3 Party B holds the entire intellectual property rights to software products that are provided to Party A, and revisions of Party B's software that are made by Party B for Party A's current work requirements are applicable only in this project.


                   SECTION 16  SOFTWARE COPYRIGHTS AND LICENSES

16.1     Copyrights

         The development of all the software in this project by Party B is entrusted by Party A. The copyright of the software belongs to Party A. Since Party B has used certain exclusive technology in developing the software, Party A has the duty to keep the details in relation to the software confidential and shall not sell, transfer or disclose the above-mentioned software, information or details to a third party without the consents of both Party A and Party B.

16.2 Proprietary technology that is involved in the software is owned by Party B. The ownership or naming rights to the software are not transferred to Party A.

16.3     Scope of Permission

         Proprietary technology that is involved in the software is protected by copyright laws and international treaties. Party A may not reverse engineer, decode, or decompile this part of the software, except where the law provides that Party B may not prohibit such actions.

         Electronic documentation. Unless otherwise provided, Party A may, in the reasonable exercise of its rights to use this software, print out the electronic software documentation that is attached to the software.


                      SECTION 17  DISPUTE RESOLUTION METHOD

If a dispute arises in the performance of this contract, both parties will resolve it through mutual consultation. If consultation fails, both parties consent to its arbitration by the Beijing Arbitration Commission.


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                        SECTION 18  CONTRACT MODIFICATION

18.1 In the event that an authoritative body that is jointly recognized by both parties provides certification, and both parties jointly confirm that a force majeure event has occurred and has forced the suspension or postponement of the contract performance, the contract performance will be correspondingly delayed, and the postponement time will equal to the time when the force majeure is in effect. If the force majeure event exceeds two months, either party should contact the other party to resolve the matter of the contract performance. If the force majeure event exceeds three consecutive months, either party is entitled to terminate all or part of the contract, and Party B must return to Party A the amount related to the non-performance of the contract.

18.2 If, excluding force majeure events, certain factors arise in the course of the implementation of this project that make one party hold that it is necessary to modify the contract, it must notify the other party in writing as soon as possible. After obtaining the approval of the other party through consultation, a new contract must be signed. Otherwise, neither party is entitled to modify the contract unilaterally.


           SECTION 19  CONTRACT VALIDITY, CANCELLATION AND TERMINATION

19.1 The date on which the authorized representatives of both parties sign and seal this contract is the effective date of this contract.

19.2 The occurrence of any of the circumstances listed below may be deemed as cancellation or termination of the contract:

         (1)      This contract is valid, and it has been completely fulfilled.

         (2) If the force majeure event exceeds two months, either party should contact the other party, in order to resolve the matter of the contract performance. If the force majeure event exceeds three consecutive months, either party is entitled to terminate all or part of the contract, and Party B must return to Party A the amount related to the non-performance of the contract.

         (3) Excluding force majeure causes, both parties jointly agree to an early cancellation of the contract.

         (4) In accordance with the decision of the arbitration agency, the contract is cancelled or terminated.


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                            SECTION 20  MISCELLANEOUS

20.1 This contract is composed of all of its provided terms and the attachments referred to below:

                  Attachment 1  Requirements Analysis Report
                  Attachment 2  Applicable Software Procedure Installation and
                                Debugging Program
                  Attachment 3  Provided Documentation List
                  Attachment 4  System Acceptance Inspection Proposal

         All of the attachments to this contract are inseparable parts of this contract, and they have the same legal effect as this contract.

20.2 The terms of this contract constitute the entire agreement and understanding reached by both parties on the subject matter of this contract, and they shall replace and supersede all previous agreements, understanding, related documents, and presentations.

20.3 Any revisions of or supplements to the terms of this contract must be made through written documents signed by the authorized representatives of both parties to the contract. Revisions or supplements that are jointly signed by both parties have the same legal effect as this contract. If they conflict with the terms of this contract, the revisions or supplements will prevail. This contract consists of four identical original copies, and each party keeps two copies.

20.4 Neither party may disclose the contract contents to a third party, unless the prior consent of the other party is obtained. However, if it is required to submit this contract to a government department concerned for approval, the consent of the other party is not required.

20.5 Matters not covered in this contract are all implemented in accordance with the relevant existing laws of the People's Republic of China.


                                       14
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SOFTWARE DEVELOPMENT CONTRACT
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                               SECTION 21  SIGNING

-----------------------------------------------------------------------------------------------------
           | Title (or Name)    | Beijing Regard Technology Co., Ltd.          |
           |                    |                                  (Signature) |
           |--------------------+----------------------------------------------|
           | Legal              |                                              |
           | Representative     |                                  (Signature) |   Technology
           |--------------------+----------------------------------------------|    Contract
           | Authorized Agent   | /s/ Zhonghai Xu                  (Signature) |  Special Seal
           |--------------------+----------------------------------------------|       or
           | Contact Person     |                                              | Official Seal
(Party A)  | (Person in Charge) |                                  (Signature) |
           |--------------------+----------------------------------------------|    Beijing
           |                    |                            |        |        |     Regard
           | Residence          |                            | Zip    |        |   Technology
           | (Postal Address)   |                            | Code   | 100020 |   Co., Ltd.
           |                    |                            |        |        |     [Seal]
           |                    |                            |        |        |
           |--------------------+----------------------------|-----------------|
           | Telephone          |                      | Fax |                 |
           |--------------------+----------------------------------------------|
           | Bank of Deposit    |                                              |
           |--------------------+----------------------------------------------|
           | Account No.        |                                              |
-----------+--------------------+----------------------------------------------+---------------------
           | Title (or Name)    | Beijing Ninetowns Ports Software and         |
           |                    | Technology Co., Ltd.             (Signature) |
           |--------------------+----------------------------------------------|
           | Legal              |                                              |
           | Representative     |                                  (Signature) |    Technology
           |--------------------+----------------------------------------------|     Contract
           | Authorized Agent   | /s/ Bolin Wu                     (Signature) |   Special Seal
           |--------------------+----------------------------------------------|        or
           | Contact Person     |                                              |  Official Seal
(Party B)  | (Person in Charge) |                                  (Signature) |
           |--------------------+----------------------------------------------|     Beijing
           |                    | 5th Floor, Union Plaza     |        |        |    Ninetowns
           | Residence          | 20 Chaowai Street,         | Zip    |        |      Ports
           | (Postal Address)   | Chaoyang District, Beijing | Code   | 100020 |  Software and
           |                    | 100020, The People's       |        |        |   Technology
           |                    | Republic of China          |        |        |    Co., Ltd.
           |--------------------+----------------------------|-----------------|      [Seal]
           | Telephone          |                      | Fax |                 |
           |--------------------+----------------------------------------------|
           | Bank of Deposit    |                                              |
           |--------------------+----------------------------------------------|
           | Account No.        |                                              |
-----------------------------------------------------------------------------------------------------

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Affix Revenue Stamps Here
-------------------------








(The space below is only for use by the Technology Contract Registration Agency)



Contract Registration No.:
         -------------------------------------------
         |  |  |  |  |  |  |  |  |  |  |  |  |  |  |
         -------------------------------------------


  1.  Registration Applicant: ___________________________________________

  2.  Registration Materials: (1) _______________________________________

                              (2) _______________________________________

                              (3) _______________________________________

  3.  Contract Type: ____________________________________________________

  4.  Contract Transaction Amount: ______________________________________

  5.  Technology Transaction Amount: ____________________________________


                 Technology Contract Registration Agency (Seal)



                                           Person in Charge:

                                                        Year      Month      Day



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